Supplement No. 3 dated May 25, 2000
--------------------------------------------------------------------------------
to   Prospectus dated February 1, 2000

for State Street Research Emerging Growth Fund a series of State Street Research Capital Trust


     Investment Management

     Under the above caption on page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

     Tucker Walsh has been solely responsible for the fund's day-to-day portfolio management since May 2000. Previously he served as the fund's co-portfolio manager beginning in October 1999. Mr. Walsh is a vice president who joined the firm in 1997. During the past five years he has also served as an equity analyst at Chilton Investment Partners and Cowen Asset Management. He has worked as an investment professional since 1991.

[STATE STREET RESEARCH logo]                                        EM-1947-0500
                                                 Control Number: (exp0201)SSR-LD